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                                                                 EXHIBIT 10.35
                              AMENDMENT NO. 5 TO THE
                             ACME METALS INCORPORATED
                          EMPLOYEE STOCK OWNERSHIP PLAN

      ACME METALS INCORPORATED, a corporation organized and existing under the laws of the State of Delaware, hereby amends the Acme Metals Incorporated Employee Stock Ownership Plan (hereinafter referred to as the "Plan"), originally effective January 1, 1989, by this Amendment No. 5, effective as of April 1, 1993.

   Section 4.1 is changed to read as follows:

        4.1 FORMULA. For each quarter the Company shall contribute to the Trust Fund an amount equal to three and one half percent (3-1/2%) of each Participant's Earnings (as such term is defined in Section 1.5) during such quarter on behalf of each Participant who is eligible as of the last day of the quarter and who was actively employed throughout such quarter. The Company shall contribute to the Trust Fund a pro rata amount based on the period of employment during any quarter on behalf of the Participant whose eligibility continues to the end of the quarter in accordance with Section 3.5. Contributions under this paragraph shall be considered to have been made under a money purchase pension plan.

              The Company shall be permitted to make such additional contributions as may be required under Section 6.4 to make principal and interest payments on exempt loans. Such additional contributions shall be considered to have been made under a stock bonus plan within the meaning of Income Tax Regulations ACCENT'1.401-1(a) and (b) and shall be accounted for separately from contributions made under the preceding paragraph.

   IN WITNESS WHEREOF, Acme Metals Incorporated has caused this Amendment No. 5 to the Plan to be executed by its duly authorized officer.

                                      ACME METALS INCORPORATED



                                      By /S/ RICHARD J. STEFAN
                                         --------------------------------
                                           Richard J. Stefan
                                      Its  VICE PRESIDENT
                                          -------------------------------


ATTEST:


By /S/ ROBERTA A. GLAB
  --------------------------------
   Roberta A. Glab
Its  ASSISTANT SECRETARY
   -------------------------------